SCHEDULE OR COMPUTATION OF PERFORMANCE QUOTATIONS
HEITMAN REAL ESTATE PORTFOLIO
EXHIBIT 16--INSTITUTIONAL CLASS


1. Average Annual Return (As of December 31, 1997) at Maximum Offering Price

     N
P(1+T) = ERV

Where:  P   = A hypothetical initial payment of $1,000
        T   = average annual total return
        N   = number of years
       ERV  = ending redeemable value at end of period

                                                                                           Since Inception
         One Year                  Five Years                  Ten Years                       01/4/89
         --------                  ----------                  ---------                   ---------------
 P   =    $1,000                P   =    $1,000              P   =    $1,000              P   =    $1,000
 T   =   21.120%                T   =   18.020%              T   =   N/A                  T   =   11.370%
 N   =         1 years          N   =         5 years        N   =        10 years        N   =         9 years
ERV  =    $1,211               ERV  =    $2,290             ERV  =    $1,000             ERV  =    $2,636

SCHEDULE OR COMPUTATION OF PERFORMANCE QUOTATIONS
HEITMAN REAL ESTATE PORTFOLIO
EXHIBIT 16--ADVISOR CLASS WITH LOAD


1. Average Annual Return (As of December 31, 1997) at Maximum Offering Price

     N
P(1+T) = ERV

Where:  P   = A hypothetical initial payment of $1,000
        T   = average annual total return
        N   = number of years
       ERV  = ending redeemable value at end of period

                                                                                           Since Inception
         One Year                  Five Years                  Ten Years                       05/15/95
         --------                  ----------                  ---------                   ---------------
 P   =    $1,000                P   =    $1,000              P   =    $1,000              P   =    $1,000
 T   =    14.07%                T   =   N/A                  T   =   N/A                  T   =   24.700%
 N   =         1 years          N   =         5 years        N   =        10 years        N   =      2.63 years
ERV  =    $1,204               ERV  =    $1,000             ERV  =    $1,000             ERV  =    $1,000

SCHEDULE OR COMPUTATION OF PERFORMANCE QUOTATIONS
HEITMAN REAL ESTATE PORTFOLIO
EXHIBIT 16--ADVISOR CLASS WITH NO LOAD


1. Average Annual Return (As of December 31, 1997) at Maximum Offering Price

     N
P(1+T) = ERV

Where:  P   = A hypothetical initial payment of $1,000
        T   = average annual total return
        N   = number of years
       ERV  = ending redeemable value at end of period

                                                                                           Since Inception
         One Year                  Five Years                  Ten Years                       05/15/95
         --------                  ----------                  ---------                   ---------------
 P   =    $1,000                P   =    $1,000              P   =    $1,000              P   =    $1,000
 T   =   20.440%                T   =   N/A                  T   =   N/A                  T   =   27.030%
 N   =         1 years          N   =         5 years        N   =        10 years        N   =      2.63 years
ERV  =    $1,204               ERV  =    $1,000             ERV  =    $1,000             ERV  =    $1,000